Exhibit 4.2

COMMON INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE SEE REVERSE SIDE FOR CERTAIN DEFINITIONS CUSIP 685691 40 4 THIS CERTIFIES THAT is the owner of FULLY PAID AND NON-ASSESSABLE CLASS A COMMON STOCK, $0.01 PAR VALUE, OF ORCHARD SUPPLY HARDWARE STORES CORPORATION transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers. Dated: MARK R. BAKER, PRESIDENT MICHAEL W. FOX, SECRETARY COUNTERSIGNED AND REGISTERED: WELLS FARGO BANK, N.A. TRANSFER AGENT AND REGISTRAR BY AUTHORIZED SIGNATURE AMERICAN FINANCIAL PRINTING INCORPORATED – MINNEAPOLIS

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST SHALL BE MADE TO THE CORPORATION’S SECRETARY AT THE PRINCIPAL OFFICE OF THE CORPORATION OR TO THE TRANSFER AGENT. KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM – as tenants in common UTMA – Custodian (Cust) (Minor) TEN ENT – as tenants by entireties under Uniform Transfers to Minors JT TEN – as joint tenants with right of survivorship Act and not as tenants in common (State) Additional abbreviations may also be used though not in above list. For value received hereby sell, assign, and transfer unto (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE) Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Dated X X NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. SIGNATURE GUARANTEED ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (“MSP”), OR THE STOCK EXCHANGES MEDALLION PROGRAM (“SEMP”) AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE. PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE